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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the incorporation by reference in this Form 10-K of Platinum Entertainment, Inc. and Subsidiaries of our report dated August 14, 1996, included in the 1996 Annual Report to Shareholders of Platinum Entertainment, Inc. and Subsidiaries

                                          /s/ ERNST & YOUNG LLP

Chicago, Illinois
August 26, 1996